Exhibit 10.9

FIRST AMENDMENT TO

LIMITED LIABILITY COMPANY AGREEMENT

OF

BR CARROLL LANSBROOK, LLC

THIS FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT (this “First Amendment”) is made as of July 8, 2016 (the “Effective Date”) by the undersigned Member, constituting the necessary vote, of BR CARROLL LANSBROOK, LLC, a Delaware limited liability company (the “Company”).

RECITALS

WHEREAS, BR Carroll Lansbrook JV, LLC, a Delaware limited liability company (“Member”), and Bluerock Asset Management LLC, a Delaware limited liability company, as special member, are parties to that certain Limited Liability Company Agreement of the Company (the “Limited Liability Company Agreement”);

WHEREAS, in connection with the refinancing of its existing loan, the Company has agreed to enter into certain new loan documents with Walker & Dunlop, LLC, a Delaware limited liability company.

WHEREAS, in accordance with the terms of the existing Limited Liability Company Agreement and governing law, the Member has agreed to amend the Limited Liability Company Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, covenants, and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Member hereby covenants and agrees as follows:

1.           The Limited Liability Company Agreement is hereby amended whereby the current Section 1.02(i) is hereby deleted and restated in its entirety as follows:

“(i)          borrow money or incur indebtedness on behalf of the Company other than unsecured trade payables incurred in the ordinary course of business which shall (1) not exceed 2% of the of the outstanding balance of the Loan (defined below), (2) be evidenced by a note, and (3) be paid within 60 days, nor grant consensual liens on the Company’s property; except, however, that the Member is hereby authorized to secure financing for the Company pursuant to the terms of that certain Consolidated, Amended and Restated Multifamily Note in the original principal amount of $57,190,000.00 (the “Note”) and other indebtedness expressly permitted therein or in the documents executed in connection with or as security for such Note, including, without limitation, any supplemental loan obtained from Lender in connection with the acquisition by the Company of additional condominium units (collectively, the “Loan”), and to grant a mortgage, lien or liens on the Company’s Property to secure the Loan (the “Mortgage”).

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2.           The Limited Liability Company Agreement is hereby amended whereby the first sentence of the current Section 3.05 is hereby deleted and restated in its entirety as follows:

“The Company is authorized to own the Property and to borrow the Loan from Walker & Dunlop, LLC, a Delaware limited liability company (“W&D”), same to be subsequently assigned to the Federal National Mortgage Association, otherwise known as Fannie Mae (together with W&D and their successors and assigns, individually and collectively, the “Lender”), and from time to time to refinance the Loan.”

3.           This First Amendment shall be effective as of the Effective Date.

4.           The defined terms provided herein shall have the same meanings as set forth in the Limited Liability Company Agreement unless otherwise defined herein.

5.           This First Amendment shall be deemed to amend the Limited Liability Company Agreement and to the extent of any conflict therewith, supersedes the provisions thereof. All remaining terms and conditions of the Limited Liability Company Agreement shall otherwise remain in full force and effect, and the Member hereby ratifies and confirms the Limited Liability Company Agreement, as hereby amended, in all respects.

6.           Any signature may be executed by facsimile which shall be deemed an original.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned has executed this First Amendment as of the Effective Date.

MEMBER:	BR Carroll Lansbrook JV, LLC,
a Delaware limited liability company

	By:	BR Lansbrook JV Member, LLC,
a Delaware limited liability company
	Its:	Manager

		By:	BRG Lansbrook, LLC,
a Delaware limited liability company
		Its:	Manager

			By:	Bluerock Residential Holdings, L.P.,
a Delaware limited partnership,
its sole member

				By:	Bluerock Residential Growth REIT, Inc.,
a Maryland corporation,
its general partner

					By:	/s/ Michael L. Konig
					Name:	Michael L. Konig
					Title:	Secretary, Chief Operating Officer
and General Counsel

[Signature Page of First Amendment to Limited Liability Company Agreement of

BR Carroll Lansbrook, LLC]

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